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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 22, 2004


            CWABS, INC., (as depositor under the Sale and Servicing
        Agreement, dated as of June 25, 2004, relating to the Revolving
                     Home Equity Loan Asset Backed Notes,
                                Series 2004-H.

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)



         Delaware                                 333-109272                             95-4596514
         --------                                 ----------                             ----------
         (State or Other                    (Commission File Number)                 (I.R.S. Employer
Jurisdiction of Incorporation)                                                       Identification No.)



         4500 Park Granada
         Calabasas, California                                 91302
         ---------------------                                 -------
         (Address of Principal Executive Officers)            (Zip Code)



         Registrant's telephone number, including area code (818) 225-3000
                                                            --------------

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Item 5.  Other Events.
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The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (which was filed with the SEC on May 10, 2004, Commission File Number 1-10777) and the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004, as each related to Ambac Assurance Corporation, are incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to CWABS Revolving Home Equity Loan Trust, Series 2004-H.




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         Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

                 23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWABS, INC.



                                   By:      /s/ Celia Coulter
                                           --------------------------
                                            Name:  Celia Coulter
                                            Title:  Vice President



Dated:  June 23, 2004



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Exhibit Index
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Exhibit
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23.1    Consent of KPMG LLP, Independent Registered Public Accounting Firm



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